UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

CENTRAL BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Massachusetts	0-25251	04-3447594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Highland Avenue, Somerville, Massachusetts 02144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 628-4000

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)On December 15, 2011, Central Bancorp, Inc. (the “Company”) dismissed McGladrey & Pullen, LLP, which had previously served as independent registered public accounting firm for the Company.  The decision to dismiss McGladrey & Pullen, LLP was approved by the Company’s Audit Committee.

McGladrey and Pullen, LLP was appointed to serve as the Company’s independent registered public accounting firm on August 13, 2010 and therefore did not serve as the Company’s independent registered public accounting firm during the Company’s fiscal year ended March 31, 2010.  The audit report of McGladrey & Pullen, LLP on the consolidated financial statements of the Company for the fiscal year ended March 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended March 31, 2011 and through the subsequent interim period preceding the date of McGladrey & Pullen, LLP’s dismissal, there were: (1) no disagreements between the Company and McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided McGladrey & Pullen, LLP with a copy of the disclosures in this Form 8-K and has requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated December 15, 2011 is filed as Exhibit 16.1 to this Form 8-K.

(b)On December 15, 2011, the Audit Committee of the Company’s Board of Directors engaged Shatswell MacLeod and Company, P.C. as the Company’s independent registered public accounting firm.  During the Company’s fiscal years ended March 31, 2011 and 2010 and the subsequent interim period preceding the engagement of Shatswell MacLeod and Company, P.C. the Company did not consult Shatswell MacLeod and Company, P.C. regarding:  (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Shatswell MacLeod and Company, P.C. did not provide any written report or oral advice that Shatswell MacLeod and Company, P.C. concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with Shatswell MacLeod and Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

Number  Description

16.1	Letter of Concurrence from McGladrey & Pullen, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCORP, INC.

Date: December 16, 2011	By:	/s/ Paul S. Feeley
Paul S. Feeley
Senior Vice President, Treasuer and Chief Financial Officer